Exhibit 10.2

Execution version

THIRD AMENDMENT TO AMENDED AND

RESTATED MASTER SERVICES AND SUPPLY AGREEMENT

This agreement is effective as of the date it is executed by all parties and amends the Amended and Restated Master Services and Supply Agreement (the “Agreement”) between Universal Biosensors Pty. Ltd. and Universal Biosensors, Inc. on the one hand and Cilag GmbH International on the other as follows.

1.	Clause 19.3 is hereby amended by adding the following at the end of the existing clause:

“Notwithstanding the forgoing, clause 11, including LifeScan Europe’s obligations to pay the Quarterly Service Fee thereunder, will survive termination of this Agreement in accordance with the respective terms thereof, if this Agreement is terminated under this clause 19.3.”

2.	Clause 26.12 is amended by adding the following at the end of the existing clause:

“Clause 11 shall survive the termination of this Agreement in accordance with the respective terms thereof, if this Agreement is terminated pursuant to clause 19.3.”

The parties agree that, except for the amendments set forth herein, all other provisions of the Agreement shall remain in force as set forth in the Agreement. This Third Amendment may be executed in counterparts, including any transmission of facsimile or PDF copies of signature pages; each of which shall be deemed an original document; and all of which, together with this writing, shall be deemed one instrument.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to the Amended and Restated Master Services and Supply Agreement to be executed by their duly authorized representatives.

CILAG GMBH INTERNATIONAL

By:	/s/ Pascal Hoorn	By:	/s/ Andrea Ostinelli

Name:	Pascal Hoorn	Name:	Andrea Ostinelli

Title:	Financial Director EMEA	Title:	Finance Director

Date:	13/12/13	Date:	13/12/2013

UNIVERSAL BIOSENSORS PTY LTD

By:	/s/ Paul Wright	By:	/s/ Salesh Balak

Name:	Paul Wright	Name:	Salesh Balak

Title:	Director	Title:	Director

Date:	19th December 2013	Date:	19 December 2013

UNIVERSAL BIOSENSORS, INC.

Name:	/s/ Paul Wright

Title:	Director

Date:	19th December 2013